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EXHIBIT 23.1

                        CONSENT OF INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS



We hereby consent to the use in this amendment No. 1 to the Registration Statement on Form SB-2 of our report dated February 10, 2000, relating to the consolidated financial statements of Sonus Communication Holdings, Inc. as of and for the years ended December 31, 1999 and 1998 an to the reference to our firm under the caption "Experts" in this registration statement.


                                                       LAZAR LEVINE & FELIX, LLP


New York, New York
March 15, 2000